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                     AMENDMENT TO COMMON STOCK PURCHASE WARRANT

     THIS AMENDMENT TO COMMON STOCK PURCHASE WARRANT (this "AMENDMENT") is dated as of December 9, 1997, between BROTHERS WARRANT HOLDINGS I, a California general partnership ("BWH") and BROTHERS GOURMET COFFEES, INC. (the "COMPANY").

                                      RECITALS

     WHEREAS, the Company issued to BWH a common Stock Purchase Warrant dated December 27, 1996 (as amended, the "WARRANT"), exercisable with respect to up to 400,000 shares of the Company's Common Stock, subject to adjustment as set forth in the Warrant. All terms not otherwise defined herein shall have the meaning given such terms in the Warrant; and

     WHEREAS, the Company and BWH desire to amend the Warrant as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1. The Company and BWH hereby agree that the last sentence of the preamble of the Warrant shall be amended in its entirety to read as follows:


          "The exercise price per share of Common Stock for which this Warrant is exercisable shall be $1.5625 per share (the "EXERCISE PRICE")."

     2. The Warrant shall remain in full force and effect as amended hereby and all parties hereto hereby ratify and affirm the Warrant as so amended.

     IN WITNESS WHEREOF, the Company and BWH have executed this Amendment as of the date first written above.

                                  BROTHERS WARRANT HOLDINGS I,

                                  a California general partnership
                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                  BROTHERS GOURMET COFFEES, INC.

                                  By:
                                     ---------------------------------
                                     Name:
                                     Title: